[LOGO] IAI
                                  MUTUAL FUNDS


August 17, 1998



DEAR VALUE FUND SHAREHOLDER:

Enclosed is a supplement to the Value Fund prospectus dated August 1, 1998. This supplement details recent changes in the valuation of one of the Fund's underlying securities.

As you know, the IAI Mutual Funds have temporarily closed the IAI Value Fund to most new purchases. Closing the Fund is intended to protect existing shareholders by preventing individuals from speculating on short-term purchases and sales of Fund shares.

As we have previously informed you, shareholders participating in a systematic purchase plan or a retirement plan allocation as of May 12, 1998 may continue at their current levels. No increases in these plans or allocations may be made at this time. We intend to reopen the Fund when we feel it is in the best interests of the shareholders.

We feel it is important to keep our shareholders informed of recent changes in the status of the Fund. We appreciate your continued trust and confidence in IAI.



      P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  612.376.2700

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                                                 IAI Investment Funds VIII, Inc.
                                                                File No. 2-84589



                        SUPPLEMENT DATED AUGUST 17, 1998
                  TO THE JOINT PROSPECTUS DATED AUGUST 1, 1998
                                       OF
                                 IAI VALUE FUND
                (A PORTFOLIO OF IAI INVESTMENT FUNDS VIII, INC.)


Value Fund generally closed to new investors on May 12, 1998. Shareholders of Value Fund as of such closing date may continue to add to an account through the reinvestment of dividends and cash distributions on any Value Fund shares owned, through an existing systematic purchase or exchange plan, or through an existing retirement plan allocation. No changes in these plans or allocations having the effect of increasing current purchases of Value Fund shares will be permitted while the Fund is closed.

Value Fund invests from time to time directly in privately held, early-stage developing companies. One such company (the "Venture Company") filed a registration statement in May 1998 with the SEC for the purposes of offering its securities for public sale, also known as an initial public offering or "IPO". Fund management has monitored this investment on a daily basis and adjusted the investment's value when required using a fair value methodology consistent with the Fund's pricing procedures. During this period, the Venture Company rescheduled its target IPO date several times, and ultimately postponed the IPO indefinitely on August 14, 1998. Published reports concerning the postponement noted unstable market conditions and the Venture Company's position that it did not need the IPO to raise operating cash right now. The Fund does not know at this time when and whether the IPO will proceed. Given this announcement, the Fund's Board of Directors on August 14, 1998 decreased the value of the Fund's investment in the Venture Company. Even with this decrease in valuation, the Fund's investment in the Venture Company continues to present increased risks, as discussed elsewhere. Certain of these risks results from the large percentage of the Value Fund's net assets invested in the Venture Company (approximately 24% as of August 14, 1998).

The Venture Company intends to become a leading provider of high quality, low cost, long haul telecommunications capacity to second and third tier markets throughout the United States primarily by upgrading existing wireless infrastructure to develop a state-of-the-art, digital SONET network. The Venture Company believes there is a substantial market opportunity available to it, and that it will enjoy various competitive advantages.

However, the Value Fund investment in the Venture Company is subject to the significant risks of investing in small and early-stage developing companies described in the sections "Venture Capital" and "Special Risk Factors Associated with Investing in Small Companies". The investment in the Venture Company is also subject to other significant risk factors including: (1) its limited history of operations, operating losses and negative cash flow; (2) its significant capital requirements and uncertainty of obtaining additional financing; (3) its substantial use of leverage, and its ability to service its current and substantial additional indebtedness; (4) its ability to timely and cost-effectively complete its digital network, and sell a substantial amount of its capacity; (5) its ability to maintain and add


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additional long-term contractual relationships with various entities to enable it to deploy its network; (6) its ability to manage its future anticipated growth; (7) its dependence on key personnel; (8) its ability to successfully compete in the highly competitive telecommunications industry, where price competition has generally been intense and is expected to increase; (9) its substantial reliance on a single supplier of telecommunications equipment; (10) the existence of various technical limitations on its network; (11) the risk of rapid technological changes in the telecommunications industry; (12) the existence of substantial regulation by federal, state and local governmental agencies of its digital network; (13) the possibility that wireless equipment may pose health risks to humans due to radio frequency emissions; (14) the fact that the Venture Company does not expect to pay cash dividends for the foreseeable future; and (15) the risk that the IPO will not occur.

The Venture Company's securities held by the Value Fund will be subject to substantial restrictions on sale even after the Venture Company's IPO, because the underwriters of the Venture Company's IPO have requested that the Fund not sell or otherwise transfer the Venture Company's stock during the 180-day period following the effective date of the IPO. At this time, given the indefinite postponement of the IPO, fund management is seeking to have such restrictions removed.

As of August 14, 1998, approximately 40% of the Value Fund's assets (including the Venture Company's securities) were illiquid. Since market quotations for such securities are not readily available, these securities are valued using a "fair value" methodology.